The section entitled “Oaktree Emerging Markets Equity (MSCI) Composite Performance Information” on page 19 is hereby replaced with the following:

Oaktree

Emerging

Markets Equity

(MSCI)

Composite

Performance

Information

The following table presents the past performance of a composite of certain accounts managed by Oaktree Capital Management, L.P. (“Oaktree”), the Subadviser to Harbor Emerging Markets Equity Fund. The Oaktree Emerging Markets Equity (MSCI) Composite (the “Composite”) is comprised of all fee paying accounts under discretionary management by Oaktree that have investment objectives, policies and strategies substantially similar to those of the Fund. The returns presented below include reinvestment of income and are time-weighted rates of return net of commissions, transaction costs, and foreign withholding taxes on interest, dividends and capital gains. Reclaimable foreign withholding taxes are accrued. Returns are presented in U.S. dollars. The method used for computing historical Composite performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Oaktree in managing portfolios with substantially similar investment strategies and techniques to those of the Fund. Net Fund operating expenses of the Institutional, Administrative and Investor Class shares, after contractual expense reimbursements as of March 1, 2015, were used to calculate the Composite performance shown net of expenses.

The historical performance of the Composite is not that of the Harbor Emerging Markets Equity Fund and is not necessarily indicative of the Fund’s future results. The Fund commenced operations on November 1, 2013 and the Fund’s actual performance may vary significantly from the past performance of the Composite. While the accounts comprising the Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, none of the accounts currently comprising the composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the Composite, they may have had an adverse effect on the performance results of the Composite. However, Oaktree does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

OAKTREE EMERGING MARKETS EQUITY COMPOSITE*

	Average Annual Total Returns
	For the Periods Ended December 31, 2014
Composite*	1 Year	3 Years	Since Inception
Composite net of all Institutional Class operating expenses	-6.42%	5.20%	-1.78%
Composite net of all Administrative Class operating expenses	-6.65	4.94	-2.02
Composite net of all Investor Class operating expenses	-6.76	4.81	-2.14
Composite gross of all operating expenses	-5.34	6.42	-0.64
MSCI Emerging Markets (ND) Index**	-2.19	4.04	-2.63

	For the Periods Ended December 31:
	2011***	2012	2013	2014
Composite net of all Institutional Class operating expenses	-19.33%	23.68%	0.59%	-6.42%
Composite net of all Administrative Class operating expenses	-19.44	23.37	0.34	-6.65
Composite net of all Investor Class operating expenses	-19.48	23.22	0.22	-6.76
Composite gross of all operating expenses	-18.87	25.11	1.76	-5.34
MSCI Emerging Markets (ND) Index**	-19.13	18.22	-2.60	-2.19

*	This is not the performance of Harbor Emerging Markets Equity Fund. As of December 31, 2014, the Composite was composed of 13 accounts, totaling approximately $3.6 billion. The inception date of the Composite was July 1, 2011.
**	The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
***	For the period July 1, 2011 (inception) through December 31, 2011.

April 20, 2015 Investors Should Retain This Supplement For Future Reference S0420.P.IG